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                             WASHINGTON, D.C. 20549

                                 ---------------

                                     FORM 10

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       the securities exchange act of 1934

                                 ---------------

                          LYNCH INTERACTIVE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                                             06-1458056
  State or other jurisdiction)                             (I.R.S. Employer
 of incorporation or organization)                        Identification Number)

 401 Theodore Fremd Avenue
    Rye, New York                                                   10580
 (Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 921-7601

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                             each class is to be registered
   Common Stock,                                   American Stock Exchange
par value $.0001 per share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

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                          LYNCH INTERACTIVE CORPORATION

                I. INFORMATION INCLUDED IN INFORMATION STATEMENT
                    AND INCORPORATED IN FORM 10 BY REFERENCE

               CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT
                              AND ITEMS OF FORM 10



ITEM NO. IN
INFORMATION STATEMENT                                                  CAPTION


    1.      Business                                     "Summary"; "Interactive"; "Risk Factors";
                                                         "Business of Interactive"; and "Management's
                                                          Discussion and Analysis of Financial Condition and
                                                          Results of Operations."

    2.      Financial  Information                        "Summary";   "Selected Financial  Data";  and
                                                          "Management's Discussion and Analysis of  Financial
                                                          Condition  and Results of Operations."
    3.       Properties                                   "Business of Interactive."

    4.       Security Ownership of Certain                "Principal Stockholders of Interactive."
             Beneficial Owners and Management

    5.       Directors and Executive                      "Executive Officers and Directors of Interactive."
             Officers

    6.       Executive Compensation                       "Summary"; "Relationship Between Lynch and
                                                          Interactive After the Spin Off"; Executive Officers
                                                          and Directors of Interactive"; and "Corporate
                                                          Expense."

    7.       Certain Relationships and                    "Summary"; "Relationship Between Lynch and
             Related Transactions                         Interactive After the Spin Off"; "Corporate
                                                          Expense"; and "Transactions With Certain
                                                          Affiliated Persons."
    8.       Legal Proceedings                            "Business of Interactive."

    9.       Market Price of and Dividends                "Summary"; and "Listing and Trading of
             on the Registrant's Common                   Interactive Stock."
             Equity and Related Stock-
             holder Matters

    11.      Description of Registrant's                  "Summary"; "Listing and Trading of Interactive
             Securities to be Registered                  Common Stock"; and "Description of the Capital
                                                          Stock of Interactive."

    12.      Indemnification of Directors                 "Executive Officers and Directors of Interactive."
             and Officers

    13.      Financial Statements and                     "Summary"; "Selected Financial Data"; and
             Supplementary Data.                          "Management's Discussion and Analysis of
                                                          Financial Condition and Results of Operations."

    15.      Financial Statements and                     "Selected Financial Data"; "Index to Combined
             Exhibits                                     Financial Statements"; and "Financial Statements."


              II. INFORMATION NOT INCLUDED IN INFORMATION STATEMENT

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES

         Lynch Interactive Corporation was incorporated in 1996 under the laws of the State of Delaware and issued 2 shares of its Common Stock to Lynch at that tine. Immediately prior to the Spin Off, it will issuance 1,418,248 shares of its Common Stock to Lynch. Such issuances were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof because such issuance did not involve any public offering of securities.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

ITEM 15.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statement Schedules

                  Financial statement schedules are omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statement or the notes thereto.

         b.       Exhibits:


     EXHIBIT
      N0.       DESCRIPTION
      ---       -----------

      2.        Separation Agreement+
      3.1       Amended and Restated Certificate of Incorporation of
                Interactive+
      3.2       By-laws of Interactive+
      4.1       Specimen Common Share certificate+
      4.2       Amended and Restated Certificate of Incorporation of Interactive
                (filed as Exhibit 3.1 hereto)+
      4.3       By-laws of Interactive as amended (filed as Exhibit 3.2 hereto)+
      4.4       Mortgage, Security Agreement and Financing Statement among
                Haviland Telephone Company, Inc., the United States of America and the Rural Telephone Bank.+


     EXHIBIT
      N0.       DESCRIPTION
      ---       -----------
      4.5      Restated  Mortgage,  Security  Agreement and Financing  Statement
               between Western New Mexico Telephone Company, Inc. and the United
               States of America.+


                Registrant,  by signing  this Form 10,  agrees to furnish to the
                Securities and Exchange  Commission a copy of any long-term debt
                instrument  where  the  amount  of  the  securities   authorized
                thereunder  does  not  exceed  10% of the  total  assets  of the
                Registrant on a consolidated basis.
     10(a)      Partnership  Agreement,  dated March 11, 1987,  between Lombardo
                Communications,   Inc.  and  Lynch   Entertainment   Corporation
                (incorporated  by  reference  to  Exhibit  10(e)  of  the  Lynch
                Corporation  ("Lynch")'s Annual Report on Form 10-K for the year ended December 31, 1987).
    *10(b)      Lynch Corporation 401(k) Savings Plan (incorporated by reference to Exhibit 10(b) to Lynch's  Report Form 10-K for the year ended
                December 31, 1995).
     10(c)      Shareholders  Agreement  among Capital  Communications  Company,
                Inc.,  Lombardo  Communications,  Inc.  and Lynch  Entertainment
                Corporation  II  (incorporated  by  reference  to  Exhibit 10 of
                Lynch's Form 8-K, dated March 14, 1994).
   10(d)(i)     Loan Agreement,  dated as of November 6, 1995, between Lynch PCS
                Corporation  A and Aer Force  Communications  L.P. (now Fortunet
                Wireless, L.P.) (plus four similar loan agreements with Fortunet
                Wireless,  L.P.)  (incorporated by reference to Exhibit 10(w) to
                Lynch's Form 10-K for the year ended December 31, 1995.
   10(d)(ii)    Amendment No. 1 to the Loan  Agreement,  dated as of November 6,
                1995,  referred  to in 10(d)(i)  incorporated  by  reference  to
                Exhibit  10(a) to Lynch's Form 10-Q for quarter  ended March 31,
                1996).
   10(e)(i)     Letter  Agreement,  dated as of August 12, 1996,  between Rivgam
                Communicators,  L.L.P. and Lynch PCS Corporation G (incorporated by reference  to Exhibit  10(u)(ii) to Lynch's Form 10-K for the
                year ended December 31, 1996).
   10(f)(ii)    Letter  Agreement dated as of December 16, 1998,  between Rivgam
                Communicators,  L.L.P. and Lynch PCS Corporation G (incorporated by reference  in Exhibit  10(u)(iv) to Lynch's Form 10-K for the
                year ended December 31, 1998).
     10(f)      Letter Agreement between Lynch PCS Corporation G and Bal/Rivgam,
                L.L.C.  (incorporated  by reference to Exhibit  10(x) to Lynch's
                Form 10Q for the Quarter ended September 30, 1997).
     10(g)      Letter  Agreement,  dated  January 20, 1998,  between  Lynch PCS
                Corporation G and BCK/Rivgam,  L.L.C. (incorporated by reference to  Exhibit  10(y) to  Lynch's  Form  10-K  for the  year  ended
                December 31, 1997).
    *10(h)      Employment Agreement, dated February 2, 1998, between Registrant and Mark Feldman  (incorporated by reference to Exhibit 10(z) to
                Lynch's Form 10-K for the year ended December 31, 1997.
    10(i)      Lease   Agreement   between   Lynch  and  Gabelli   Funds,   Inc.
               (incorporated  by reference  to Exhibit  10(a)(a) to Lynch's Form
               10-Q for the Quarter ended March 31, 1998).


     EXHIBIT
      N0.       DESCRIPTION
      ---       -----------
     10(j)      Letter Agreement dated November 11, 1998, between Registrant and
                Gabelli & Company,  Inc.  (incorporated  by reference to Exhibit
                10(c)(c)  to Lynch  Form 10-K for the year  ended  December  31,
                1998).
     10(k)      Separation Agreement (filed as Exhibit 2 hereto)+
      21        List of Subsidiaries of Interactive+
      27        Financial Data Schedule ++
     99.1       Interactive Information Statement dated             , 1999++
     99.2       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Capital Communications Company, Inc. for the year ended
                December 31, 1997.++
     99.3       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Coronet Communications Company for the year ended December
                31, 1997.++
     99.4       Report of Frederick & Warinner on the Financial Statement of CLR
                Video, L.L.C. for the years ended December 31, 1997 and 1996.++
     99.5       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Capital  Communications  Company,  Inc.  for the years  ended
                December 31, 1996 and 1995 (incorporated by reference to Exhibit
                99 to Lynch's Form 10-K for the year ended December 31, 1996).
     99.6       Report of McGladrey & Pullen L.L.P. on the Financial  Statements
                of Coronet  Communications  Company for the years ended December
                31, 1996 and 1995  (incorporated  by  reference to Exhibit 99 to
                Lynch's Form 10-K for the year ended December 31, 1996).
     99.7       Report of Jackson  Mackowiak Moore & Myott, LLP on the Financial
                Statements  of Dunkirk and  Fredonia  Telephone  Company for the
                period  from  November  26,  1996  through   December  31,  1996
                (incorporated  by  reference  to Exhibit 99 to Lynch's Form 10-K for the year ended December 31, 1996).



+      To be filed by amendment.
++    Filed herewith.
*      Employee compensation document.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Lynch Interactive Corporation
                                                         (Registrant)

                                                By: /s/
                                                Name: Robert E. Dolan
                                                Title: President
Date: June 8, 1999

--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                - - - - - - - -

                                   EXHIBITS TO

                                     FORM 10

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                                      UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 - - - - - - - -

                          Lynch Interactive Corporation
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

EXHIBIT NO.                DESCRIPTION


         (a)   Financial Statement Schedules
                  [List]

         (b)   Exhibits:


      2.        Separation Agreement+
      3.1       Amended and Restated Certificate of Incorporation of
                Interactive+
      3.2       By-laws of Interactive+
      4.1       Specimen Common Share certificate+
      4.2       Amended and Restated Certificate of Incorporation of Interactive
                (filed as Exhibit 3.1 hereto)+
      4.3       By-laws of Interactive as amended (filed as Exhibit 3.2 hereto)+
      4.4       Mortgage, Security Agreement and Financing Statement among
                Haviland Telephone Company, Inc., the United States of America and the Rural Telephone Bank.+


     EXHIBIT NO.                DESCRIPTION

      4.5 Restated Mortgage, Security Agreement and Financing Statement between Western New Mexico Telephone Company, Inc. and the
                United States of America.+

                Registrant,  by signing  this Form 10,  agrees to furnish to the
                Securities and Exchange  Commission a copy of any long-term debt
                instrument  where  the  amount  of  the  securities   authorized
                thereunder  does  not  exceed  10% of the  total  assets  of the
                Registrant on a consolidated basis.
     10(a)      Partnership  Agreement,  dated March 11, 1987,  between Lombardo
                Communications,   Inc.  and  Lynch   Entertainment   Corporation
                (incorporated  by  reference  to  Exhibit  10(e)  of  the  Lynch
                Corporation  ("Lynch")'s Annual Report on Form 10-K for the year ended December 31, 1987).
    *10(b)      Lynch Corporation 401(k) Savings Plan (incorporated by reference to Exhibit 10(b) to Lynch's  Report Form 10-K for the year ended
                December 31, 1995).
     10(c)      Shareholders  Agreement  among Capital  Communications  Company,
                Inc.,  Lombardo  Communications,  Inc.  and Lynch  Entertainment
                Corporation  II  (incorporated  by  reference  to  Exhibit 10 of
                Lynch's Form 8-K, dated March 14, 1994).
   10(d)(i)     Loan Agreement,  dated as of November 6, 1995, between Lynch PCS
                Corporation  A and Aer Force  Communications  L.P. (now Fortunet
                Wireless, L.P.) (plus four similar loan agreements with Fortunet
                Wireless,  L.P.)  (incorporated by reference to Exhibit 10(w) to
                Lynch's Form 10-K for the year ended December 31, 1995.
   10(d)(ii)    Amendment No. 1 to the Loan  Agreement,  dated as of November 6,
                1995,  referred  to in 10(d)(i)  incorporated  by  reference  to
                Exhibit  10(a) to Lynch's Form 10-Q for quarter  ended March 31,
                1996).
   10(e)(i)     Letter  Agreement,  dated as of August 12, 1996,  between Rivgam
                Communicators,  L.L.P. and Lynch PCS Corporation G (incorporated by reference  to Exhibit  10(u)(ii) to Lynch's Form 10-K for the
                year ended December 31, 1996).
   20(f)(ii)    Letter  Agreement dated as of December 16, 1998,  between Rivgam
                Communicators,  L.L.P. and Lynch PCS Corporation G (incorporated by reference  in Exhibit  10(u)(iv) to Lynch's Form 10-K for the
                year ended December 31, 1998).
     10(f)      Letter Agreement between Lynch PCS Corporation G and Bal/Rivgam,
                L.L.C.  (incorporated  by reference to Exhibit  10(x) to Lynch's
                Form 10Q for the Quarter ended September 30, 1997).
     10(g)      Letter  Agreement,  dated  January 20, 1998,  between  Lynch PCS
                Corporation G and BCK/Rivgam,  L.L.C. (incorporated by reference to  Exhibit  10(y) to  Lynch's  Form  10-K  for the  year  ended
                December 31, 1997).
    *10(h)      Employment Agreement, dated February 2, 1998, between Registrant and Mark Feldman  (incorporated by reference to Exhibit 10(z) to
                Lynch's Form 10-K for the year ended December 31, 1997.
     10(i)      Lease Agreement between Lynch and Gabelli Funds, Inc.
                (incorporated by reference to Exhibit 10(a)(a) to Lynch's Form
                10-Q for the Quarter ended March 31, 1998).


EXHIBIT NO.                DESCRIPTION
     10(j)      Letter Agreement dated November 11, 1998, between Registrant and
                Gabelli & Company,  Inc.  (incorporated by reference by Schedule
                10(c)(c) to Lynch's  Form 10-K for the year ended  December  31,
                1998).
     10(k)      Separation Agreement (filed as Exhibit 2 hereto)+
      21        List of Subsidiaries of Interactive+
      27        Financial Data Schedule ++
     99.1       Interactive Information Statement dated             , 1999++
     99.2       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Capital Communications Company, Inc. for the year ended
                December 31, 1997.++
     99.3       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Coronet Communications Company for the year ended
                December 31, 1997.++
     99.4       Report of Frederick & Warinner on the Financial Statement of CLR
                Video, L.L.C. for the years ended December 31, 1997 and 1996.++
     99.5       Report of McGladrey & Pullen, L.L.P. on the Financial Statements
                of Capital  Communications  Company,  Inc.  for the years  ended
                December 31, 1996 and 1995 (incorporated by reference to Exhibit
                99 to Lynch's Form 10-K for the year ended December 31, 1996).
     99.6       Report of McGladrey & Pullen L.L.P. on the Financial  Statements
                of Coronet  Communications  Company for the years ended December
                31, 1996 and 1995  (incorporated  by  reference to Exhibit 99 to
                Lynch's Form 10-K for the year ended December 31, 1996).
     99.7       Report of Jackson  Mackowiak Moore & Myott, LLP on the Financial
                Statements  of Dunkirk and  Fredonia  Telephone  Company for the
                period  from  November  26,  1996  through   December  31,  1996
                (incorporated  by  reference  to Exhibit 99 to Lynch's Form 10-K for the year ended December 31, 1996).


+      To be filed by amendment.
++    Filed herewith.
*       Employee compensation document.